EXHIBIT 99.1

Distribution Tables of Composition of Receivables as of December 31, 2012 (the Cut-off Date)

Set forth below is information as of December 31, 2012 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2013-A Owner Trust on or about January 16, 2013. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.

Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$1,443,236,592.65
Number of Receivables	74,793
Average Principal Balance	$19,296.41
Range of Principal Balances	$2,000.00 to $64,044.93
Average Original Amount Financed	$24,520.87
Range of Original Amounts Financed	$4,065.53 to $64,997.46
Weighted Average APR	3.175%
Range of APRs	0.00% to 16.04%
Approximate Weighted Average Original Payments to Maturity	64 payments
Range of Original Payments to Maturity	12 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	55 payments
Range of Remaining Payments to Maturity	2 to 71 payments
Approximate Percentage by Principal Balance of Receivables with an Original Payment Term of 72 Months	40.18%
Approximate Non-Zero Weighted Average Credit Score(1)	763
Range of FICO® Scores(1)	620 to 886
Approximate Non-Zero Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months(1)	770
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles(2)	94.87% (New) 4.13% (Near-New) 1.00% (Used)
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles for Receivables with an Original Payment Term of 72 Months(2)	100.00% (New) 0.00% (Near-New) 0.00% (Used)
Approximate Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers(2)	80.26% (Nissan) 19.74% (Infiniti) 0.18% (Other)

(1)	Excluding Receivables for which no FICO® score is available.
(2)	Percentages may not add to 100.00% due to rounding.

FICO® Score Distribution of the Receivables

Distribution by FICO® Score of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
620 – 650	1,506	2.01%	$35,379,016.52	2.45%
651 – 700	10,174	13.60	200,117,049.27	13.87
701 – 750	17,749	23.73	347,771,246.90	24.10
751 – 800	19,590	26.19	390,203,429.57	27.04
801 – 850	23,866	31.91	435,621,185.79	30.18
851 – 886	1,908	2.55	34,144,664.60	2.37

Total(1)	74,793	100.00%	$1,443,236,592.65	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by APR of the Receivables

Distribution by APR of the Receivables (%)	Number of Receivables	Percentage of Total Number of Receivables (%)		Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)		Non-Zero Weighted Average Credit Score(2)
0.00 – 0.49	5,839	7.81%		$85,311,169.67	5.91%		753
0.50 – 0.99	2,968	3.97		44,738,608.37	3.10		742
1.00 – 1.99	13,050	17.45		276,906,506.92	19.19		771
2.00 – 2.99	21,603	28.88		423,479,994.01	29.34		775
3.00 – 3.99	14,143	18.91		281,432,356.83	19.50		767
4.00 – 4.99	11,298	15.11		225,634,290.35	15.63		765
5.00 – 5.99	3,138	4.20		60,155,611.76	4.17		709
6.00 – 6.99	941	1.26		13,484,477.40	0.93		703
7.00 – 7.99	834	1.12		14,056,530.40	0.97		677
8.00 – 8.99	522	0.70		9,367,271.48	0.65		677
9.00 – 9.99	254	0.34		4,574,659.77	0.32		670
10.00 – 10.99	160	0.21		3,336,337.09	0.23		641
11.00 – 11.99	32	0.04		603,239.91	0.04		646
12.00 – 12.99	2	0.00	(3)	26,619.79	0.00	(3)	684
13.00 – 13.99	7	0.01		105,165.98	0.01		664
14.00 – 14.99	1	0.00	(3)	18,379.03	0.00	(3)	677
16.00 – 16.04	1	0.00	(3)	5,373.89	0.00	(3)	684

Total(1)	74,793	100.00%		$1,443,236,592.65	100.00%		763

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.
(3)	Less than 0.005% but greater than 0.000%.

Geographic Distribution of the Receivables(1)

Geographic Distribution of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Alabama	1,155	1.54%	$23,456,272.43	1.63%
Alaska	29	0.04	612,746.86	0.04
Arizona	1,618	2.16	32,753,768.33	2.27
Arkansas	912	1.22	17,823,465.48	1.23
California	10,695	14.30	204,366,956.23	14.16
Colorado	896	1.20	17,991,259.08	1.25
Connecticut	1,247	1.67	22,200,310.21	1.54
Delaware	297	0.40	5,470,374.01	0.38
District of Columbia	85	0.11	1,564,876.64	0.11
Florida	4,311	5.76	79,233,923.71	5.49
Georgia	2,441	3.26	48,337,486.30	3.35
Hawaii	434	0.58	8,471,569.58	0.59
Idaho	142	0.19	2,781,387.28	0.19
Illinois	3,276	4.38	60,171,030.27	4.17
Indiana	731	0.98	13,661,925.44	0.95
Iowa	511	0.68	9,490,549.13	0.66
Kansas	568	0.76	11,455,786.07	0.79
Kentucky	783	1.05	14,705,829.92	1.02
Louisiana	1,736	2.32	36,877,373.68	2.56
Maine	223	0.30	4,182,577.23	0.29
Maryland	2,199	2.94	39,817,537.93	2.76
Massachusetts	1,806	2.41	31,123,325.03	2.16
Michigan	658	0.88	12,581,719.49	0.87
Minnesota	837	1.12	15,996,822.71	1.11
Mississippi	1,133	1.51	23,639,107.19	1.64
Missouri	1,141	1.53	20,735,997.86	1.44
Montana	71	0.09	1,390,743.47	0.10
Nebraska	235	0.31	4,487,916.45	0.31
Nevada	832	1.11	17,481,421.41	1.21
New Hampshire	329	0.44	5,435,854.13	0.38
New Jersey	2,686	3.59	46,203,962.13	3.20
New Mexico	226	0.30	4,459,528.50	0.31
New York	3,715	4.97	66,187,970.12	4.59
North Carolina	1,855	2.48	35,434,652.34	2.46
North Dakota	62	0.08	1,209,500.60	0.08
Ohio	1,592	2.13	28,634,068.30	1.98
Oklahoma	1,076	1.44	22,592,042.93	1.57
Oregon	342	0.46	6,167,196.26	0.43
Pennsylvania	3,836	5.13	66,217,357.07	4.59
Rhode Island	195	0.26	3,379,192.59	0.23
South Carolina	871	1.16	16,359,445.50	1.13
South Dakota	65	0.09	1,348,086.38	0.09
Tennessee	2,347	3.14	48,022,848.00	3.33
Texas	9,852	13.17	216,947,268.01	15.03
Utah	445	0.59	9,986,643.37	0.69
Vermont	94	0.13	1,576,876.03	0.11
Virginia	2,253	3.01	42,473,145.14	2.94
Washington	811	1.08	16,018,509.80	1.11
West Virginia	413	0.55	8,212,680.02	0.57
Wisconsin	657	0.88	12,149,933.58	0.84
Wyoming	54	0.07	1,122,656.95	0.08
Other	15	0.02	233,115.48	0.02

Total(2)	74,793	100.00%	$1,443,236,592.65	100.00%

(1)	Based solely on the billing addresses of the Obligors as of the Cut-off Date.
(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

Distribution by Model of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Altima	14,994	20.05%	$276,616,588.99	19.17%
Rogue	10,699	14.30	199,521,032.16	13.82
G37	5,009	6.70	103,720,708.59	7.19
Murano	4,510	6.03	99,276,276.35	6.88
Sentra	6,608	8.84	97,929,843.29	6.79
Maxima	3,745	5.01	82,242,313.95	5.70
Versa	6,116	8.18	82,007,579.48	5.68
Juke	3,245	4.34	65,848,524.68	4.56
QX56	1,685	2.25	57,745,414.93	4.00
Crew Cab	2,493	3.33	53,854,667.98	3.73
Pathfinder	1,731	2.31	42,416,241.27	2.94
JX35	1,084	1.45	34,824,288.85	2.41
Xterra	1,557	2.08	33,376,816.97	2.31
Frontier	1,426	1.91	26,020,245.91	1.80
Altima Coupe	1,274	1.70	23,613,180.26	1.64
Armada	702	0.94	22,358,126.83	1.55
Titan	838	1.12	21,652,316.74	1.50
FX35	898	1.20	19,704,504.98	1.37
G35	2,261	3.02	18,227,068.35	1.26
M37	555	0.74	16,369,065.78	1.13
Quest	643	0.86	16,089,617.47	1.11
G25	515	0.69	10,864,770.18	0.75
EX35	527	0.70	10,033,052.49	0.70
M35	603	0.81	8,879,539.02	0.62
Other	1,075	1.44	20,044,807.15	1.39

Total(1)	74,793	100.00%	$1,443,236,592.65	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Vehicle Type of the Receivables

Distribution by Vehicle Type of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Car	42,610	56.97%	$737,620,544.43	51.11%
Crossover	21,003	28.08	430,175,377.60	29.81
SUV	5,710	7.63	156,448,173.91	10.84
Truck	4,780	6.39	101,909,102.95	7.06
Van	647	0.87	16,141,772.98	1.12
Other	43	0.06	941,620.78	0.07

Total(1)	74,793	100.00%	$1,443,236,592.65	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Original and Remaining Payments to Maturity of the Receivables

Distribution by Original Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
12 – 12	16	0.02%	$96,117.62	0.01%	790
13 – 24	294	0.39	3,047,915.84	0.21	792
25 – 36	3,544	4.74	49,911,116.93	3.46	786
37 – 48	3,140	4.20	49,031,578.55	3.40	782
49 – 60	37,714	50.42	661,947,489.24	45.87	757
61 – 64	5,639	7.54	99,238,854.53	6.88	745
65 – 72	24,446	32.68	579,963,519.94	40.18	770

Total(1)	74,793	100.00%	$1,443,236,592.65	100.00%	763

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.

Distribution by Remaining Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
2 – 24	11,070	14.80%	$89,554,396.30	6.21%	791
25 – 36	6,118	8.18	82,451,229.82	5.71	773
37 – 48	10,429	13.94	197,332,263.22	13.67	740
49 – 60	23,146	30.95	503,771,882.81	34.91	759
61 – 71	24,030	32.13	570,126,820.50	39.50	769

Total(1)	74,793	100.00%	$1,443,236,592.65	100.00%	763

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® is available.